UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2023

CLEAN EARTH ACQUISITIONS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-1883984	87-1431377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12600 Hill Country Blvd., Building R, Suite 275

Bee Cave, Texas 78738

(Address of principal executive offices, including zip code)

(800) 508-1531

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, one right, and one-half of one redeemable warrant	CLINU	The Nasdaq Stock Market LLC

Class A common stock included as part of the units, par value $0.0001 per share	CLIN	The Nasdaq Stock Market LLC

Rights included as part of the units to acquire one-tenth (1/10) of one share of Class A common stock	CLINR	The Nasdaq Stock Market LLC

Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	CLINW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

On December 21, 2023, Clean Earth Acquisitions Corp., a Delaware corporation (“CLIN”), and Alternus Energy Group Plc, a company incorporated under the laws of Ireland (“Alternus”), disclosed updated unaudited pro forma condensed consolidated financial information as of and for the nine months ended September 30, 2023 and the year ended December 31, 2022 (the “Pro Forma Financial Information”), in connection with the business combination previously approved by Clean Earth’s shareholders as disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on December 6, 2023.

The Pro Forma Financial Information is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and section 21E of the Securities Exchange Act of 1934, as amended, that are based on beliefs and assumptions and on information currently available to the Alternus and CLIN. Certain statements included in this Form 8-K that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Alternus’ growth, prospects and the market for solar parks and other renewable power sources. These statements are based on various assumptions, whether or not identified in this Form 8-K, and on the current expectations of the respective management teams of Alternus and CLIN and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Alternus and CLIN.

These forward-looking statements are subject to a number of risks and uncertainties, including: the impact of reduction, modification or elimination of government subsidies and economic incentives (including, but not limited to, with respect to solar parks); the impact of decreases in spot market prices for electricity; dependence on acquisitions for growth in Alternus’ business; inherent risks relating to acquisitions and Alternus’ ability to manage its growth and changing business; risks relating to developing and managing renewable solar projects; risks relating to photovoltaic plant quality and performance; risks relating to planning permissions for solar parks and government regulation; Alternus’ need for significant financial resources (including, but not limited to, for growth in its business); the need for financing in order to maintain future profitability; the lack of any assurance or guarantee that Alternus can raise capital or meet its funding needs; Alternus’ limited operating history; risks relating to operating internationally, include currency risks and legal, compliance and execution risks of operating internationally; the potential inability of the parties to successfully or timely consummate the proposed business combination; the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination; the approval of the stockholders of CLIN is not obtained; the risk of failure to realize the anticipated benefits of the proposed business combination; the amount of redemption requests made by CLIN’s stockholders exceeds expectations or current market norms; the ability of Alternus or the combined company to obtain equity or other financing in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the transaction; costs related to the proposed business combination the effects of inflation and changes in interest rates; an economic slowdown, recession or contraction of the global economy; a financial or liquidity crisis; geopolitical factors, including, but not limited to, the Russian invasion of Ukraine; global supply chain concerns; the status of debt and equity markets (including, market volatility and uncertainty); and other risks and uncertainties, including those risks to be included under the heading “Risk Factors” in the definitive proxy statement filed by CLIN with the SEC on November 13, 2023 and also those included under the heading “Risk Factors” in CLIN’s final prospectus filed with the SEC on February 25, 2022 relating to its initial public offering, CLIN’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on March 30, 2023, and other documents filed, or to be filed, with the SEC by CLIN.

In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Alternus, CLIN their respective directors, officers, affiliates, advisers or employees (or any other person) that the Alternus and CLIN will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this Form 8-K represent the views of the Alternus and CLIN as of the date of this Form 8-K. Risks in addition to those set forth herein may also materialize or CLIN’s and Alternus’ assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither CLIN nor Alternus presently know, or that neither CLIN nor Alternus currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect CLIN’s and Alternus’ expectations, plans or forecasts of future events and views as of the date of this Form 8-K. CLIN and Alternus anticipate that subsequent events and developments will cause CLIN’s and Alternus’ assessments to change. However, while CLIN and Alternus may elect to update these forward-looking statements at some point in the future, CLIN and Alternus specifically disclaim any obligation to do so. Neither CLIN nor Alternus anticipate that subsequent events and developments will cause CLIN’s and Alternus’ assessments to change. However, while CLIN and Alternus may elect to update these forward-looking statements at some point in the future, CLIN and Alternus specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing CLIN’s or Alternus’ assessments of any date subsequent to the date of this Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of CLIN or Alternus, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information About the Proposed Business Combination and Where to Find It

CLIN has filed with the SEC on November 13, 2023 a definitive proxy statement in connection with the proposed business combination involving CLIN and Alternus pursuant to the Business Combination Agreement by and among the parties (the “Business Combination Agreement”). STOCKHOLDERS OF CLIN AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENTS, ANY AMENDMENTS THERETO, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT CLIN, ALTERNUS AND THE PROPOSED BUSINESS COMBINATION. STOCKHOLDERS OF CLIN CAN OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC WITHOUT CHARGE, BY DIRECTING A REQUEST TO: CLEAN EARTH ACQUISITIONS CORP., ATTENTION: MARTHA ROSS, CFO & COO, TELEPHONE: (800) 508-1531. THE DEFINITIVE PROXY STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SEC’S WEBSITE (WWW.SEC.GOV).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title
99.1	Unaudited Pro Forma Condensed Combined Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Earth Acquisitions Corp.

	By:	/s/ Aaron T. Ratner
		Name:	Aaron T. Ratner
		Title:	Chief Executive Officer

Dated: December 21, 2023